77Q1(a)

Amended and Restated By-Laws of JPMorgan Insurance Trust, dated August 20, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 28, 2014 (Accession Number 0001193125-14-385021).